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                                                            Exhibit 99.5

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 13D
                               (Amendment No. 2)*

                    Under the Securities Exchange Act of 1934


                      Safety Components International, Inc.
                      -------------------------------------
                                (Name of Issuer)

                                  Common Stock
                                  ------------
                           (Title of Class Securities)

                                    786474205
                                    ---------
                                 (CUSIP Number)
                                 Leonard DiSalvo
                         Vice President--Finance and CFO
                               Zapata Corporation
                         100 Meridian Centre, Suite 350
                            Rochester, New York 14618
                               Tel. (585) 242-2000

                                   Copies To:
                              Gordon E. Forth, Esq.
                             Woods Oviatt Gilman LLP
                             700 Crossroads Building
                                Two State Street
                            Rochester, New York 14614
                               Tel. (585) 987-2800

                                 --------------

                  (Name, Address and Telephone Number of Person
                Authorized to receive Notices and Communications)

                                 October 6, 2003
             -------------------------------------------------------
             (Date of Event which Requires Filing of this Statement)

If the filing person has previously filed a statement on Schedule 13G to report the acquisition which is the subject of this Schedule 13D, and is filing this schedule because of Rule 13d-1(b)(3) or (4), check the following box [ ].

Note. Six copies of this statement, including all exhibits, should be filed with the Commission. See Rule 13d-1(a) for other parties to whom copies are to be sent.

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*        The remainder of this cover page shall be filled out for a reporting person's initial filing on this form with respect to the subject class of securities and for any subsequent amendment containing information which would alter the disclosures provided in a prior cover page.

         The information required in the remainder of this cover page shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act. (However, see the Notes).

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--------------------------------------------------------------------------------
(1)      NAME OF REPORTING PERSON
         S.S. or I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

         Zapata Corporation
         74-1339132

--------------------------------------------------------------------------------
(2)      CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (See
         Instructions)

                         (a)  / /
                         (b)  / /

--------------------------------------------------------------------------------
(3)      SEC USE ONLY


--------------------------------------------------------------------------------
(4)      SOURCE OF FUNDS

         WC

--------------------------------------------------------------------------------
(5)      CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS
         REQUIRED PURSUANT TO ITEMS 2(d) OR 2(e)                            / /


--------------------------------------------------------------------------------
(6)      CITIZENSHIP OR PLACE OF ORGANIZATION

         Nevada

--------------------------------------------------------------------------------
                                    (7)      SOLE VOTING POWER

                                                      4,162,394 shares
                                             -----------------------------------
NUMBER OF SHARES                    (8)     SHARED VOTING POWER
BENEFICIALLY OWNED BY
EACH REPORTING PERSON                                0
WITH                                         -----------------------------------
                                    (9)      SOLE DISPOSITIVE POWER

                                                      4,162,394 shares
                                             -----------------------------------
                                    (10)     SHARED DISPOSITIVE POWER

                                                     0
--------------------------------------------------------------------------------
(11)     AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH
         REPORTING PERSON

         4,162,394 shares

--------------------------------------------------------------------------------
(12)     CHECK IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES
         CERTAIN SHARES
         (See Instructions)                            / /

--------------------------------------------------------------------------------

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(13)     PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
         83.9%

--------------------------------------------------------------------------------
(14)     TYPE OF REPORTING PERSON (See Instructions)
         CO

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         This Amendment No. 2 to Schedule 13D ("Amendment No. 2") is being filed by Zapata Corporation ("Zapata") to amend its original Schedule 13D filed September 29, 2003 by Zapata, as amended by Amendment No. 1 filed October 6,
2003 (the "Schedule 13D"), relating to the common stock, par value $0.01 per share (the "Common Stock"), of Safety Components International, Inc., a Delaware corporation (the "Issuer"). This Amendment No. 2 amends the Schedule 13D to include additional information in Item No. 6 and Item No. 7. All other items that remain unchanged from the Schedule 13D are not repeated herein, but are incorporated herein by reference.

Item 6. Contracts, Arrangements, Understandings or Relationships with Respect to Securities of the Issuer

         The seller of 1,444,972 shares of Common Stock that Zapata acquired on October 2, 2003 executed and delivered to Zapata an irrevocable proxy to vote at the Issuer's 2003 annual meeting of stockholders the shares of Common Stock held by it or with respect to which it has the right to vote as of the record date for such annual meeting. A copy of the proxy is filed as Exhibit 5 and is incorporated herein by reference.

Item 7. Material to Be Filed as Exhibits

1 Irrevocable Proxy dated September 26, 2003 executed by Putnam Investment Management, LLC in favor of Zapata.*

2 Irrevocable Proxy dated September 26, 2003 executed by Putnam Fiduciary Trust Company on behalf of Marsh & McLennan
     Companies, Inc. in favor of Zapata.*

3 Irrevocable Proxy dated September 26, 2003 executed by Wayland Investments Fund, LLC in favor of Zapata.*

4 Irrevocable Proxy dated September 26, 2003 executed by Jefferies & Company, Inc. in favor of Zapata.*

5. Irrevocable Proxy dated October 6, 2003 executed by AIG Global Investment Corp. in favor of Zapata.

*Previously filed.

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                                   Signature
                                   ---------

         After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

         Dated: October 9, 2003


                                         ZAPATA CORPORATION

                                         By:    /s/ Leonard DiSalvo
                                                --------------------------------
                                                Name: Leonard DiSalvo
                                                Title: VP--Finance and CFO

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                                 EXHIBIT INDEX
                                 -------------


Exhibit No.               Description
-----------               -----------

5. Irrevocable Proxy dated October 6, 2003 executed by AIG Global Investment Corp. in favor of Zapata

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                                                                  EXHIBIT 5
                                                                  ---------

                                IRREVOCABLE PROXY


         The undersigned hereby constitutes and appoints Avram Glazer in his capacity as President and Chief Executive Officer of Zapata Corporation, a Nevada corporation ("Zapata"), or any other designee of Zapata (each a "Proxy Holder"), each as its attorney-in-fact and grants to each of them an irrevocable proxy, pursuant to the provisions of Section 212 of the Delaware General Corporation Law to vote at any annual or special meeting of stockholders of Safety Components International Corporation, a Delaware corporation ("Safety Components"), or any adjournment or postponement thereof, or to execute and deliver written consents or otherwise act in such manner as each such attorney-in-fact and proxy shall, in his sole and absolute discretion, deem proper with respect to the number of shares of capital stock of Safety Components listed below, and any and all other shares or securities of Safety Components issued or issuable with respect thereto as fully, to the same extent and with the same effect, as the undersigned might or could do under any applicable laws or regulations governing the rights and powers of stockholders of a Delaware corporation, and grants to each such Proxy Holder full power of substitution and resubstitution. This proxy is irrevocable (to the fullest extent permitted by law), coupled with an interest, and is granted in consideration of Zapata's purchase of the shares with respect to which this proxy is granted. All prior powers of attorney and proxies granted by the undersigned at any time with respect to such shares or securities is hereby revoked and no subsequent powers of attorney, proxies, consents or revocations may be given at any time by the undersigned with respect thereto (and if given, will not be deemed effective).

         By accepting this Irrevocable Proxy, Zapata hereby agrees to indemnify, defend and hold harmless the undersigned from any and all claims, actions or damages or losses related to or arising out of Zapata's exercise of its rights under this Irrevocable Proxy.

                            [SIGNATURE PAGE FOLLOWS]

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         IN WITNESS WHEREOF, the undersigned has executed this proxy or caused its duly authorized representative to execute this proxy as of the date written below.

Dated this 6TH day of October 2003.

                                   AIG GLOBAL INVESTMENT CORP.,
                                   an investment adviser
                                   On behalf of each of its affiliates and funds under management

                                   Number of shares 1,444,972
                                   ----------------


                                   By:      /s/ Timothy Janzen
                                            -----------------------------------
                                   Name:    Timothy Janzen
                                   Title:   Managing Director